UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 4, 2015 (May 14, 2015)
________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant is filing this Amendment to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 19, 2015 (the "Original Form 8-K"), to amend the disclosures provided in Item 5.07 of the Original Form 8-K.  The Registrant is correcting administrative errors in the reported number of votes cast by Shareholders at the meeting.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation's Annual Meeting of Stockholders was held on Thursday, May 14, 2015.  The following persons were elected to the Board of Directors for a term of one year:

	FOR	AGAINST	ABSTAIN
Thomas D. Bell, Jr.	210,676,808	1,560,772	901,358
Erskine B. Bowles	209,290,444	2,925,326	923,168
Robert A. Bradway	210,938,400	1,281,966	918,572
Wesley G. Bush	210,806,860	1,438,545	893,533
Daniel A. Carp	210,390,180	1,835,127	913,631
Karen N. Horn	208,041,900	4,189,735	907,303
Steven F. Leer	208,608,214	3,644,436	886,288
Michael D. Lockhart	210,810,303	1,427,785	900,851
Amy E. Miles	195,230,278	17,015,522	893,139
Charles W. Moorman, IV	201,753,071	9,903,098	1,482,768
Martin H. Nesbitt	210,646,783	1,602,708	889,447
James A. Squires	210,857,799	1,371,989	909,150
John R. Thompson	210,692,842	1,565,466	880,630

Stockholders ratified the appointment of KPMG LLP as Norfolk Southern's independent registered public accounting firm for 2015.  Stockholders cast 258,592,401 votes for the appointment; 2,769,752 votes against the appointment; and abstained from casting 1,005,218 votes on the appointment of the independent registered public accounting firm.

Stockholders approved, on an advisory basis, the compensation of the Corporation's Named Executive Officers.  Stockholders cast 201,063,698 votes for the approval; 9,823,816 votes against the approval; and abstained from casting 2,251,426 votes on the approval of the compensation of the Corporation's Named Executive Officers.

Stockholders approved an amendment to the Corporation’s Executive Management Incentive Plan as disclosed in the Corporation’s 2015 Proxy Statement. Stockholders cast 203,638,991 votes for the approval; 7,410,294 votes against the approval; and abstained from casting 2,089,654 votes on the amendment to the Executive Management Incentive Plan.

Stockholders approved an amendment to the Corporation’s Long-Term Incentive Plan as disclosed in the Corporation’s 2015 Proxy Statement. Stockholders cast 199,267,221 votes for the approval; 11,745,784 votes against the approval; and abstained from casting 2,125,936 votes on the amendment to the Long-Term Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  August 4, 2015